Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

September 29, 2016

Amherst Holdings LLC

5001 Plaza on the Lake, Suite 200

Austin, Texas 78746

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Amherst Holdings LLC (the “Company”) and Nomura Securities International, Inc., Amherst Pierpont Securities LLC, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. (collectively, the “Placement Agents” and, together with the Company, the “Specified Parties”), relating to the Specified Parties’ evaluation of certain information with respect to a portfolio of single-family rental properties in conjunction with the proposed offering of Amherst 2016-SFR1 Single-Family Rental Pass-Through Certificates (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures & Findings

Representatives of the Company provided us (i) on August 30, 2016 with a computer-generated mortgaged property data file and related record layout (the “Initial Data File”) containing 4,333 mortgaged properties (the “Mortgaged Properties”) and (ii) on September 22, 2016 with a supplemental data file containing updated information regarding the lease start date, lease end date, contractual rent, property management fees, leasing and marketing expense, repairs and maintenance expense, turnover expense and net operating income for each of the Mortgaged Properties included in the Initial Data File (the “Supplemental Data File”). At the instruction of the Company, we updated the Initial Data File with the information set forth on the Supplemental Data File. The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

Further, at the instruction of the Company, we randomly selected 1,084 mortgaged properties (the “Sample Mortgaged Properties”) from the Statistical Data File.

From August 31, 2016 to September 28, 2016, representatives of the Company provided us with certain loan and property documentation (the “Source Documents,” as listed in the attached Appendix A) related to the Sample Mortgaged Properties.

We compared “Characteristics” 1. through 31. (as indicated in the attached Appendix A) for each of the Sample Mortgaged Properties, as applicable, as set forth on the Statistical Data File to the corresponding information set forth on or derived from the corresponding Source Documents and found them to be in agreement, except as described in the attached Appendix B. Supplemental information is set forth on the attached Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by the Company, with respect to each of the Sample Mortgaged Properties or Subsequent Mortgaged Properties, as applicable, (the “Source Documents”):

The title certificate (the “Title”);

United States Postal Service website – www.usps.com (“USPS”);

The Company property data information file (the “Property Data File”);

The closing statement or servicing system screen prints (the “Final Settlement Statement”);

The sales receipt (the “Sales Receipt”);

Metropolitan statistical area spreadsheet (the “MSA Spreadsheet”);

The lease agreement (the “Lease Agreement”);

The Housing Assistance Payments (HAP) agreement (the “HAP Agreement”);

The move out calculation worksheet (the “Move Out Worksheet”);

A computer generated spreadsheet detailing property information for “bulk sale” purchases (the “Bulk Sale Spreadsheet”); and

The Residential Broker Price Opinion by Green River Capital (the “BPO Report”).

Characteristics

Number	Characteristic on the Initial Data File or Subsequent Data File	Source Document
1	Property Address	Lease Agreement, Sales Receipt, Final Settlement Statement, Title or USPS
2	City	Lease Agreement, Sales Receipt, Final Settlement Statement, Title or USPS
3	State	Lease Agreement, Sales Receipt, Final Settlement Statement, Title or USPS
4	Zip	Lease Agreement, Sales Receipt, Final Settlement Statement, Title or USPS
5	Leased Indicator (leased/vacant)	Lease Agreement, Move Out Worksheet or Property Data File
6	Lease Start Date*	Lease Agreement
7	Lease End Date*	Lease Agreement
8	Contractual Rent (Monthly)*	Lease Agreement or HAP Agreement
9	Acquisition Type	Sales Receipt, Bulk Sale Spreadsheet or Final Settlement Statement
10	Acquisition Date	Sales Receipt, Bulk Sale Spreadsheet or Final Settlement Statement
11	Purchase Price	Sales Receipt, Bulk Sale Spreadsheet or Final Settlement Statement
12	Property Value	BPO Report
13	Valuation Date	BPO Report
14	MSA	MSA Spreadsheet
15	Property Type	Property Data File
16	Section 8 Indicator (yes/no)*	Property Data File
17	Tenant Delinquent*	Property Data File
18	Property Taxes	Property Data File
19	Closing Costs	Property Data File
20	Insurance Expense	Property Data File
21	Total HOA Fees	Property Data File
22	Other Costs	Property Data File
23	Other Receipts	Property Data File
24	Total Renovation Cost	Property Data File
25	Contractual Rent (Annual)*	Recalculation
26	Original Length of Lease (months)*	Recalculation
27	Property Management Fees	Recalculation
28	Total Cost	Recalculation
29	Net Operating Income	Recalculation
*	For Sample Mortgaged Properties indicated as “leased” on the Lease Agreement.

Appendix A continued

With respect to Characteristic 10., differences of 30 days or less are noted to be “in agreement.”

With respect to Characteristic 25., we recomputed the Contractual Rent (Annual) amount by multiplying (i) Contractual Rent (Monthly) (as set forth on the Lease Agreement or HAP Agreement) by (ii) 12.

With respect to Characteristic 26., we recomputed the Original Length of Lease (months) as the quotient of (i) the number of days from and inclusive of the Lease Start Date (as set forth on the Lease Agreement) to and inclusive of the Lease End Date (as set forth on the Lease Agreement) and (ii) 30. The resulting quotient was rounded to the nearest integer. Further differences of one month are noted to be “in agreement.”

With respect to the Characteristic 27., we recomputed the Property Management Fees as the product of (i) 6.25%, (ii) the occupancy percentage (as set forth on the Statistical Data File) and (iii) (a) Contractual Rent (Annual) (as determined herein) for those Sample Mortgaged Properties indicated as “leased” on the Lease Agreement or (b) “target rent” (as set forth on the Statistical Data File) for those Sample Mortgage Properties indicated or derived as “vacant” on the Move Out Worksheet or Property Data File (collectively, the “Rent Amount”).

With respect to Characteristic 28., we recomputed the Total Cost as the sum of the (i) Purchase Price (as set forth on the Sales Receipt, Bulk Sale Spreadsheet or Final Settlement Statement), (ii) Total Renovation Cost (as set forth on the Property Data File) and (iii) Other Costs (as set forth on the Property Data File).

With respect to Characteristic 29., we recomputed the Net Operating Income as the difference between (i) the product of (a) the sum of (x) Rent Amount (as determined above) and (y) Other Receipts (as set forth on the Property Data File) and (b) the occupancy percentage (as set forth on the Statistical Data File) and (ii) the sum of (a) Property Management Fees (as determined herein), (b) Property Taxes (as set forth on the Property Data File), (c) Insurance Expense (as set forth on the Property Data File), (d) Total HOA Fees (as set forth on the Property Data File), (e) leasing and marketing expense (as set forth on the Statistical Data File), (f) repairs and maintenance expense (as set forth on the Statistical Data File) and (g) turnover expense (as set forth on the as set forth on the Statistical Data File).

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 29, 2016.

In applying our agreed-upon procedures as outlined above for the Statistical Data File, we noted the following:

Exception Description Number	Exception Description
1	One difference in Acquisition Type.
2	One difference in Contractual Rent (Monthly).
3	Four differences in Total HOA Fees.
4	Three differences in Lease End Date.
5	One differences in Lease Start Date.
6	Four differences in Other Costs.
7	Two differences in Purchase Price.
8	Two differences in Section 8 Indicator.
9	One difference in Contractual Rent (Annual).
10	One difference in Net Operating Income.
11	One difference in Property Management Fees.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated September 29, 2016

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Mortgaged Property number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Source Documents

1	993832	Acquisition Type	Other	MLS
2	218698	Contractual Rent (Monthly)	$995.00	$975.00
3	655527	Total HOA Fees	$50.00	Not applicable
3	655531	Total HOA Fees	$50.00	Not applicable
3	655538	Total HOA Fees	$50.00	Not applicable
3	655543	Total HOA Fees	$50.00	Not applicable
4	47673	Lease End Date	5/20/2017	6/20/2017
4	170308	Lease End Date	2/17/2017	2/17/2016
4	411798	Lease End Date	3/31/2017	3/31/2016
5	47673	Lease Start Date	5/21/2016	6/21/2016
6	8006	Other Costs	$299.99	($0.01)
6	56382	Other Costs	($84.08)	$0.00
6	62417	Other Costs	$3,408.07	$2,612.07
6	167540	Other Costs	($2,718.13)	($718.13)
7	56382	Purchase Price	$97,584.08	$97,500.00
7	62417	Purchase Price	$81,000.00	$81,796.00
8	309038	Section 8 Indicator	no	yes
8	335806	Section 8 Indicator	no	yes

Exception Description Number	Sample Mortgaged Property number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic Recalculated

9	218698	Contractual Rent (Annual)	$11,940.00	$11,700.00
10	218698	Net Operating Income	$6,788.01	$6,566.01
11	218698	Property Management Fees	$745.50	$730.52

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.